                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      The Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    20TH CENTURY INDUSTRIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                    20TH CENTURY INDUSTRIES
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement Number:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                          NOTICE OF 1999
                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                       AND PROXY STATEMENT

LOGO

20TH CENTURY INDUSTRIES
WOODLAND HILLS, CALIFORNIA 91367

DEAR SHAREHOLDER,

    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS OF 20TH CENTURY INDUSTRIES ON TUESDAY, MAY 25, 1999 AT 10:00 A.M., AT THE MARRIOTT HOTEL, 21850 OXNARD STREET, WOODLAND HILLS, CALIFORNIA.

    DETAILS OF THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING ARE GIVEN IN THE ATTACHED NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

    WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. I THEREFORE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE SO THAT YOUR SHARES CAN BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. YOU MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, IF YOU SO DECIDE.

    TICKETS FOR THE MEETING ARE NOT REQUIRED, THOUGH WE ASK THAT ATTENDEES SIGN THE ATTENDANCE REGISTER PRIOR TO THE COMMENCEMENT OF THE MEETING.

    ON BEHALF OF THE BOARD OF DIRECTORS, I WOULD LIKE TO EXPRESS OUR APPRECIATION FOR YOUR CONTINUED INTEREST IN THE AFFAIRS OF THE COMPANY.

SINCERELY,

            [SIGNATURE]

M.R. GREENBERG
CHAIRMAN OF THE BOARD

                          YOUR VOTE IS IMPORTANT
               Please Sign, Date and Return Your Proxy Card
                    Promptly in the Enclosed Envelope.

                                     [LOGO]

                            20TH CENTURY INDUSTRIES
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 1999

    The Annual Meeting of Shareholders of 20TH CENTURY INDUSTRIES will be held at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367 on May 25, 1999 at 10:00 a.m. for the following purposes:

    1.  To elect nine directors.

    2. To ratify the appointment of Ernst & Young LLP as independent auditors for 1999.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 7, 1999 as the record date for the determination of those shareholders entitled to notice of, and to vote at the meeting.

By Order of the Board of Directors,

     MICHAEL J. CASSANEGO
       General Counsel

                                          Woodland Hills, California
                                          DATED: April 20, 1999

                                   IMPORTANT

    Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                                      LOGO

                            20TH CENTURY INDUSTRIES
                             6301 OWENSMOUTH AVENUE
                        WOODLAND HILLS, CALIFORNIA 91367

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 25, 1999

                              GENERAL INFORMATION

    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are solicited by the Board of Directors of 20th Century Industries (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, May 25, 1999 at 10:00 a.m., at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367. These proxy materials are proposed to be sent on or about April 20, 1999 to all shareholders of the Company's common stock of record as of April 7, 1999. The Company's principal executive office is located at 6301 Owensmouth Avenue, Woodland Hills, California 91367.

    All proxies, properly executed and returned, will be voted at the annual meeting as directed by the shareholder. Any shareholder may revoke a proxy by giving written notice to the Company, by submitting a duly executed proxy bearing a later date, or by voting in person at the meeting. If no directions are indicated, the shares represented by the signed proxy will be voted FOR the election of the nominees and FOR the appointment of Ernst & Young LLP as the independent auditors for 1999. The cost of the solicitation of these proxies is to be borne by the Company.

    Only shareholders of the Company's common stock at the close of business on April 7, 1999 will be entitled to notice of and to vote at the meeting. As of that date, 87,635,364 shares of common stock without par value of 20th Century Industries were outstanding. A quorum represented by a majority of the outstanding shares of common stock, present in person or by proxy, is necessary to conduct the meeting. In the election of directors, nominees receiving the highest number of affirmative votes cast, up to the number of the directors to be elected, are elected. Each share is entitled to one vote on all matters except for the election of directors. In electing directors, each shareholder is entitled to that number of votes which is equal to the number of shares held multiplied by the number of directors to be elected. If notice of intention to cumulate votes is given by any shareholder, all shareholders may cumulate their votes and give one nominee all of those votes, or they may distribute the votes among as many nominees as the shareholder deems fit.

    If there are nominees other than those designated by the Board of Directors, the proxyholders have discretionary authority to cumulate votes, which they will do through instructions from the Board, with the objective of electing as many of the nominees of the Board of Directors as possible. The effect of the decision of the proxyholders to exercise their discretionary authority to cumulate votes will be to make it more difficult for nominees, other than those designated by the Board of Directors, to be elected.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Board of Directors recommends the election of the nine nominees named in this Proxy Statement to hold office until the next annual meeting or their
successors are elected and qualified.   It is intended that the accompanying
proxy will be voted in favor of the following persons, all of whom are members of the present Board, to serve as directors unless the shareholder indicates to the contrary on the proxy. Four current directors, William H. Braddock, Florence
A. Davis, M.R. Greenberg and Arthur H. Voss, will not seek re-election. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. The proxy may not be voted for more than nine nominees.

                        NOMINEES FOR BOARD OF DIRECTORS

JOHN B. DE NAULT, III      Director since 1988                            Age 51

                           Chairman of the Board of Omnithruster, Inc.
                           in Orange, CA and private investor with
                           offices in Los Angeles, CA. He currently serves as a director of Liberty Bank. He is the son of John B. De Nault, former chairman and director of the Company.

WILLIAM N. DOOLEY          Director since 1998                            Age 46

                           Senior Vice President of American
                           International Group, Inc. ("AIG") located in
                           New York, NY. He also serves as a director of International Lease Finance Corporation, a wholly-owned subsidiary of AIG.

R. SCOTT FOSTER, M.D.      Director since 1986                            Age 58

                           Ophthalmologist in Stockton, CA and Clinical
                           Professor at Stanford University. He is the son of the late Louis W. Foster, Founder of the Company.

ROXANI M. GILLESPIE        Director since 1998                            Age 57

                           Partner in the law firm of Barger & Wolen located in San Francisco, CA since 1997.
                           Previously, Ms. Gillespie was a member of the law firm of Buchalter, Nemer, Fields &
                           Younger for 7 years. She was the California
                           Insurance Commissioner from 1986 to 1991.

WILLIAM L. MELLICK         Director since 1995                            Age 57

                           Chief Executive Officer, President and Chief
                           Operating Officer of the Company. Mr. Mellick joined the Company in 1979, and at various times has served as Vice President, Senior
                           Vice President and Group Vice President. He assumed the positions of Chief Operating
                           Officer and Executive Vice President in 1993,
                           President in 1994 and Chief Executive Officer on March 1, 1995.

JAMES P. MISCOLL           Director since 1998                            Age 64

                           Retired as Vice Chairman of Bank of America in 1992. Mr. Miscoll currently serves as a consultant to AIG and as director of MK Gold
                           Company and US Foodservice, Inc.

ROBERT M. SANDLER          Director since 1994                            Age 56

                           Vice Chairman of the Board of the Company.
                           Executive Vice President, Senior Casualty
                           Actuary and Senior Claims Officer of AIG located in New York, NY.

GREGORY M. SHEPARD         Director since 1995                            Age 43

                           Chairman of the Board of Directors and
                           President of American Union Financial
                           Corporation and its subsidiaries, Direct Auto
                           Insurance Company, American Union Life
                           Insurance Company, Illinois HealthCare
                           Insurance Company and Direct Auto Indemnity
                           Company, all of Bloomington, IL.

HOWARD I. SMITH            Director since 1994                            Age 54

                           Executive Vice President, Chief Financial
                           Officer and Comptroller of AIG located in New
                           York, NY. Mr. Smith currently serves as a director of The Knoll-O'Gara Company;
                           Transatlantic Holdings, Inc., a
                           majority-owned subsidiary of AIG; and
                           International Lease Finance Corporation, a wholly-owned subsidiary of AIG.

                               EXECUTIVE OFFICERS
 THE FOLLOWING IS INFORMATION CONCERNING THE EXECUTIVE OFFICERS OF THE COMPANY.

                                    HAS SERVED
                                   AS AN OFFICER
  OFFICERS OF THE COMPANY    AGE       SINCE                             BUSINESS BACKGROUND
---------------------------  ---  ---------------  ---------------------------------------------------------------
WILLIAM L. MELLICK           57           1979     Chief Executive Officer, President and Chief Operating Officer.
                                                   Mr. Mellick joined the Company in 1979 as Vice President of
                                                   Operations, was promoted to Senior Vice President in 1986 and to Group Vice President in 1989. He assumed the positions of
                                                   Chief Operating Officer and Executive Vice President in 1993,
                                                   President in 1994 and Chief Executive Officer on March 1, 1995.
RICHARD A. ANDRE             49           1988     Vice President, Human Resources. Before joining the Company in
                                                   1988, Mr. Andre was with Fidelity National Title Insurance
                                                   Company. Prior to that time, he was with Safeco Corporation where he held a variety of positions including Vice President of Personnel for Safeco Title Insurance Company.
MICHAEL J. CASSANEGO         48           1999     Senior Vice President and General Counsel. Mr. Cassanego joined the Company in March of 1999. He previously was Vice President and Deputy General Counsel for Fremont Compensation Insurance
                                                   Group, which he joined upon Fremont's acquisition of Industrial
                                                   Indemnity Company in 1997. Mr. Cassanego was employed for 21 years with Industrial Indemnity Company, serving in several positions including Senior Vice President, Secretary and
                                                   General Counsel.
MARGARET CHANG               61           1982     Treasurer and Assistant Secretary. Ms. Chang has been employed by the Company since 1966 serving in various capacities with accounting responsibilities prior to being elected Treasurer and Assistant Secretary in 1982.
TERESA K. COLPO              50           1993     Vice President, Marketing. Ms. Colpo joined the Company in 1984 as Marketing Service Manager and has served as Assistant Vice
                                                   President of Marketing.
RICHARD A. DINON             54           1986     Senior Vice President, Corporate Relations. Mr. Dinon joined the Company in 1983 as a manager of training. He later was named Assistant Vice President in Corporate Relations and was
                                                   elected to the position of Vice President, Corporate Relations in 1986. He has served as Senior Vice President since 1990.

                                    HAS SERVED
                                   AS AN OFFICER
  OFFICERS OF THE COMPANY    AGE       SINCE                             BUSINESS BACKGROUND
---------------------------  ---  ---------------  ---------------------------------------------------------------
PAUL F. FARBER               47           1989     Executive Vice President. Mr. Farber joined the Company in
                                                   1984, holding various positions in Claims, Marketing and
                                                   Operations. He previously served as Vice President, Operations from 1989 to 1995 and Senior Vice President, Claims in 1995 and
                                                   1996. He was promoted to Group Vice President in 1996 and
                                                   assumed his current position in December 1997.
MICHAEL T. FARRELL           50           1997     Vice President and Chief Information Officer. Mr. Farrell
                                                   joined the Company in 1997. He was Vice President of
                                                   Information Services for National Computer Systems, Inc. from
                                                   1993 to 1997. Previously, Mr. Farrell was employed for 19 years with General Mills, Inc. in various information services
                                                   capacities.
RICHARD L. HILL              46           1993     Vice President, Corporate Relations. Mr. Hill joined the
                                                   Company in 1977, serving in numerous technical, administrative and management positions. He was previously an Assistant Vice
                                                   President in Claims and in Corporate Relations.
JOHN M. LORENTZ              46           1996     Controller. Mr. Lorentz joined the Company in 1996. He was previously employed by Transamerica Financial Services as Vice
                                                   President and Controller in 1995 and 1996 and as Assistant
                                                   Controller from 1990 to 1995.
JOSEPH J. PRATT              50           1995     Vice President and Chief Actuary. Mr. Pratt joined the Company in 1995. He was an actuary with Farmers Insurance Group from
                                                   June 1994 to October 1995. He also served as Vice President and
                                                   Actuary for Transamerica Insurance Group from 1988 to 1994.
RICKARD F. SCHUTT            51           1992     Vice President, Operations. Mr. Schutt joined the Company in
                                                   1982 as Underwriting Manager and was promoted to Assistant Vice
                                                   President in 1986. He served as Vice President of Underwriting from 1992 until 1995, when he assumed responsibility for
                                                   Operations.
DEAN E. STARK                45           1993     Vice President, Claims. Mr. Stark joined the Company in 1979, serving in numerous claim positions including Assistant Vice
                                                   President. He has over 20 years of experience in the insurance industry.
ROBERT B. TSCHUDY            50           1995     Senior Vice President and Chief Financial Officer. Mr. Tschudy
                                                   joined the Company in 1995. Previously, he was with Ernst &
                                                   Young LLP for over 20 years, including nine years as a partner in its Los Angeles office.

Each executive officer serves at the pleasure of the Board of Directors. Every person chosen by the Board of Directors to be an executive officer is listed above.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met seven times during 1998. Each Board member participated in at least 75% of the meetings of the Board and Committees of the Board on which he or she served.

    The Board of Directors has standing audit and compensation committees, identified below. The Company does not have a standing nominating committee. The functions of a nominating committee are performed by the Board as a whole.

    AUDIT COMMITTEE. The Audit Committee, which met twice during 1998, recommends to the Board of Directors the appointment of the firm selected to be independent auditors for the Company, reviews the Company's procedures and accounting objectives, reviews and approves the findings and reports of the independent auditors, and makes recommendations and reports to the Board of Directors as it deems appropriate. Current members of the Committee are William
H. Braddock, John B. De Nault, III and R. Scott Foster.

    COMPENSATION COMMITTEE. The Compensation Committee met once last year. The Compensation Committee reviews and approves compensation policies, except those related to equities, and makes recommendations regarding executive compensation to the Board of Directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. Current members of the Committee are Robert M. Sandler, William H. Braddock, William N. Dooley, John B. De Nault, III and R. Scott Foster.

    EQUITY BASED COMPENSATION COMMITTEE. The Equity Based Compensation Committee was formed in November 1998 and did not meet last year. The Committee reviews and approves equity-based compensation policies and makes recommendations regarding equity-based compensation to the Board of Directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. Members of the Committee are William H. Braddock, John B. De Nault, III and R. Scott Foster.

                           COMPENSATION OF DIRECTORS

    For 1998, each outside director of the Company received an annual remuneration of $15,000. All directors received $1,250 for each attended meeting of the Board of Directors. In addition, each committee member received $1,250 for each attended meeting of a committee, if otherwise entitled. No director is entitled to more than $1,250 for any calendar day, regardless of the number of meetings attended on that day. Under the Company's 1995 Stock Option Plan, nonemployee directors receive an option to purchase 4,000 shares of the Company's common stock on the day of each Annual Meeting of Shareholders or the date on which the individual initially becomes a director. The options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

    Ms. Gillespie is a partner in the law firm of Barger & Wolen who rendered services, currently not exceeding 5% of its gross revenues, to the Company.

                       BENEFICIAL OWNERSHIP OF SECURITIES
                             PRINCIPAL SHAREHOLDERS

    The following table lists the beneficial ownership of each person or group who owned as of March 31, 1999, to the Company's knowledge, more than five percent of any class of its outstanding voting securities.

                                                                                         AMOUNT AND
                                                                                          NATURE OF
  TITLE OF                                                                               BENEFICIAL     PERCENT OF
    CLASS                       NAME AND ADDRESS OF BENEFICIAL OWNER                      OWNERSHIP        CLASS
-------------  -----------------------------------------------------------------------  -------------  -------------
Common         AMERICAN INTERNATIONAL GROUP, INC.                                          52,085,020         59.4%
               through its subsidiaries,
               American Home Assurance Company,
               Commerce & Industry Insurance Company,
               National Union Fire Insurance Company of Pittsburgh, PA and New
               Hampshire Insurance Company
               70 Pine Street
               New York, NY 10270

Common         DIRECT AUTO INSURANCE COMPANY                                                5,500,000          6.3%
               and its subsidiary,
               American Union Life Insurance Company
               303 East Washington Street
               Bloomington, IL 61701

                              MANAGEMENT OWNERSHIP

    The following table sets forth information regarding the beneficial ownership of the Company's common stock by directors, the Company's Chief Executive Officer, the four other highest paid executive officers, and the directors and officers as a group, as of March 31, 1999.

 TITLE OF                                     AMOUNT AND NATURE OF     PERCENT OF
   CLASS                 NAMES              BENEFICIAL OWNERSHIP (1)      CLASS
-----------  -----------------------------  ------------------------  -------------
Common       M. R. Greenberg                             -0-(2)                *
Common       William H. Braddock                       9,900(3)                *
Common       Florence A. Davis                           -0-                   *
Common       John B. De Nault, III                 1,585,700(4)              1.8%
Common       William N. Dooley                           -0-                   *
Common       R. Scott Foster                          54,080(4)                *
Common       Roxani M. Gillespie                         -0-                   *
Common       James P. Miscoll                          2,000                   *
Common       Robert M. Sandler                        12,000(4)                *
Common       Gregory M. Shepard                    5,512,080 (4)(5           6.3%
Common       Howard I. Smith                          12,000(4)                *
Common       Arthur H. Voss                          380,000(4)                *
Common       William L. Mellick                      217,210(6)                *
Common       Robert B. Tschudy                       108,160(7)                *
Common       Paul F. Farber                          105,845(8)                *
Common       Richard A. Dinon                         98,286(9)                *
Common       Richard A. Andre                         49,905 (10               *

Common       All Directors and Officers as         8,578,077                 9.8%
             a Group (26 people)

------------------------

 *   Less than 1%

 (1) Under the rules of the Securities and Exchange Commission (the "SEC"), a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days, as well as any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

 (2) Mr. M.R. Greenberg disclaims beneficial ownership of 52,085,020 shares held by AIG through its subsidiaries.

 (3) Includes 8,000 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.

 (4) Includes 12,000 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.

 (5) Mr. Shepard is Chairman of the Board and President of Direct Auto Insurance Company and its subsidiary, American Union Life Insurance Company, which together own 5,500,000 shares. Includes 80 shares owned by his son as to which Mr. Shepard has sole voting power.

 (6) Includes 150,000 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

 (7) Includes 2,266 shares purchased through the Company's 401(k) Plan, and 95,000 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

 (8) Includes 81,000 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

 (9) Includes 72,500 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

(10) Includes 42,000 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the Company's last three years to the Company's Chief Executive Officer, and each of the Company's four other most highly compensated executive officers (the "Named Executives"), based on salary and bonus earned during 1998.

                                                                                               LONG TERM
                                                                                           COMPENSATION (3)
                                                                               -----------------------------------------
                                                                                        AWARDS
                                                 ANNUAL COMPENSATION           ------------------------
                                        -------------------------------------  RESTRICTED   SECURITIES
                                                               OTHER ANNUAL       STOCK     UNDERLYING      ALL OTHER
         NAME AND                        SALARY      BONUS     COMPENSATION      AWARDS       OPTIONS     COMPENSATION
    PRINCIPAL POSITION         YEAR        ($)        ($)         ($)(2)         ($)(4)       (#)(5)         ($)(6)
---------------------------  ---------  ---------  ---------  ---------------  -----------  -----------  ---------------
William L. Mellick                1998    612,500(1)   250,000       20,500       -0 -          50,000         45,300
CEO, President                    1997    505,000(1)   150,000       20,500       500,000       60,000         34,876
COO and Director                  1996    408,750(1)   125,000       14,267       -0 -          20,000         29,250
Robert B. Tschudy                 1998    267,000     87,000        15,500        -0 -          20,000         14,981
Senior Vice President             1997    249,500     67,000        15,500        -0 -          35,000         14,888
CFO                               1996    233,625     57,500        15,500        225,000       20,000          6,477
Paul F. Farber                    1998    228,000    104,000        15,500        -0 -          22,000         21,054
Executive Vice                    1997    203,000     78,000        15,500        -0 -          35,000         13,913
President                         1996    179,583     65,000        15,500        -0 -          15,000         10,031
Richard A. Dinon                  1998    194,000     53,000        15,500        -0 -          17,500         14,102
Senior Vice President             1997    181,500     45,000        15,500        181,500       30,000         13,181
Corporate Relations               1996    171,000     30,000        14,900        -0 -          12,500         11,358
Richard A. Andre                  1998    183,875     45,900        13,933        -0 -          12,000         10,951
Vice President                    1997    173,875     38,000        13,700        -0 -          20,000          9,814
Human Resources                   1996    165,375     32,200        13,700        -0 -          10,000         10,126

--------------------------

(1)  Includes fees for attending meetings of the Board of Directors.

(2)  Company-owned automobile allowance.

(3) During 1998 there were no awards of Stock Appreciation Rights ("SARs"), nor were there any Long-Term Incentive Plan ("LTIP") payouts.

(4) Restricted Stock awards are for a five-year period, vesting at 20% per year. During the restriction period, participants are entitled to receive dividends on and may vote the shares. The following table sets forth the restricted stock award information and the vesting schedule for the Named

     Executives. All the shares became vested after the change of control, on July 27, 1998, of the Company due to the conversion of the Series A Preferred Stock and exercise of the Series A Warrants by AIG ("Change in Control").

                                   DATE        SHARES       AWARD      SHARES VESTED     BALANCE AS
                                  AWARDED      AWARDED      VALUE      IN JULY 1998      OF 12/31/98
                                -----------  -----------  ----------  ---------------  ---------------
William L. Mellick                  1/2/97       30,305   $  500,000        30,305             -0 -
Robert B. Tschudy                   1/2/96       11,465   $  225,000         9,172             -0 -
Paul F. Farber                     1/22/95       13,420   $  142,600         8,052             -0 -
Richard A. Dinon                    1/2/97       11,000   $  181,500        11,000             -0 -
Richard A. Andre                    1/1/94        4,750   $  130,000         1,900             -0 -

(5) Represents the number of shares of the Company's common stock for which options were granted under the Company's 1995 Stock Option Plan.

(6) Includes the following other compensation for each Named Executive for 1998.

    (a)  Imputed income of group term life in excess of $50,000.

    (b) Deferred employer's contribution to the Company's qualified 401(k) Plan and supplemental 401(k) Plan.

                                                                                 1998
                                                            (A)        (B)       TOTAL
                                                         ---------  ---------  ---------
William L. Mellick.....................................      6,750     38,550     45,300
Robert B. Tschudy......................................      3,737     11,244     14,981
Paul F. Farber.........................................      2,049     19,005     21,054
Richard A. Dinon.......................................      3,047     11,055     14,102
Richard A. Andre.......................................      1,738      9,213     10,951
                                                         ---------  ---------  ---------
                                                            17,321     89,067    106,388
                                                         ---------  ---------  ---------
                                                         ---------  ---------  ---------

                      OPTION GRANTS AND EXERCISES IN 1998

    The following table sets forth as to each of the Named Executives information with respect to options granted for the year ended December 31, 1998 and the present value of the options on the date of grant.

                                      PERCENT OF
                        NUMBER OF    TOTAL OPTIONS
                         OPTIONS      GRANTED TO       EXERCISE OF                   GRANT DATE
                         GRANTED       EMPLOYEES       BASE PRICE     EXPIRATION   PRESENT VALUE
        NAME               (1)          IN 1998        ($/SH) (1)        DATE           $(2)
---------------------  -----------  ---------------  ---------------  -----------  --------------
William L. Mellick         50,000           9.24%      $      291/4      3/24/08    $    447,500

Robert B. Tschudy          20,000           3.70%      $      291/4      3/24/08    $    179,000

Paul F. Farber             22,000           4.07%      $      291/4      3/24/08    $    196,900

Richard A. Dinon           17,500           3.23%      $      291/4      3/24/08    $    156,625

Richard A. Andre           12,000           2.22%      $      291/4      3/24/08    $    107,400

------------------------

(1) Options were granted to the Named Executives on March 24, 1998. The exercise price is equal to the closing price of $29 1/4 of the Company's common stock on the business day immediately preceding the date of grant, as reported in the Wall Street Journal, Western Edition. These options vested on July 27, 1998 due to the change of control.

(2) Present value was calculated using the Black-Scholes option pricing model valued at 8.95. Use of this model should not be viewed in any way as a forecast of the future performance of the Company's common stock, which will be determined by future events and unknown factors. The estimated values under the Black-Scholes model are based upon certain assumptions as to variables, including expected stock price volatility of .23, an annual interest rate of 5.56%, a dividend yield of 1.98% for the options granted on March 24, 1998 and an expected term of eight (8) years.

                        DECEMBER 31, 1998 OPTION VALUES

    The following table provides information as to the value of options held by each of the Named Executives at December 31, 1998. No options were exercised by the Named Executives during 1998 except Paul F. Farber and Richard A. Andre.

     AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED DECEMBER 31, 1998
                               OPTION/SAR VALUES

                                                                 NUMBER OF                VALUE OF UNEXERCISED
                                                           SECURITIES UNDERLYING          IN-THE-MONEY OPTIONS
                                                            UNEXERCISED OPTIONS       AT DECEMBER 31, 1998 ($)(1)
                                                          AT DECEMBER 31, 1998 (#)
                        SHARES ACQUIRED      VALUE      ----------------------------  ----------------------------
        NAME            ON EXERCISE (#)   REALIZED ($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------  -----------------  ------------  ------------  --------------  ------------  --------------
William L. Mellick            --               --           150,000         --            417,550         --
Robert B. Tschudy             --               --            95,000         --            379,569         --
Paul F. Farber                 3,500       $   54,470        81,000         --            245,436         --
Richard A. Dinon              --               --            72,500         --            260,340         --
Richard A. Andre               5,000       $   72,500        47,000         --            143,455         --

------------------------

(1) In accordance with proxy statement reporting requirements, values of both exercisable and unexercisable options are based on the difference between the exercise price of each option and $23.188, the closing price of the Company's common stock on December 31, 1998, as reported in The Wall Street Journal, Western Edition.

                        COMPENSATION COMMITTEE REPORT ON
                       EXECUTIVE MANAGEMENT COMPENSATION

    The Compensation Committee, consisting of nonemployee directors Robert M. Sandler, William H. Braddock, William N. Dooley, John B. De Nault, III and R. Scott Foster, has furnished the following report on executive compensation:

                          GENERAL COMPENSATION POLICY

    The Board of Directors' fundamental policy has been to offer the Company's executive officers competitive compensation opportunities based in large part upon their contributions to the success of the Company, and upon their personal performance. The Company believes in compensating its executives for demonstrated and sustained levels of performance in their individual jobs. The achievement of higher levels of performance and contribution is rewarded by higher levels of compensation. Each individual officer's compensation package is comprised of three elements: (i) base salary, prequisites and other personal benefits designed principally to be competitive with relevant compensation levels in the industry, (ii) annual variable performance awards paid in cash, based upon subjective evaluation of individual performance not tied to specific company performance goals and (iii) long-term stock awards and stock option grants which strengthen the mutuality of interest between executive officers and the Company's shareholders.

    Some of the more important factors, which the Board considered in establishing the components of each executive officer's compensation package for the 1998 fiscal year, are summarized below.

    BASE SALARY. Base salary for each officer is set subjectively, after reviewing personal performance, internal comparability considerations and salary levels in effect for comparable positions in the market place. The Company uses salary survey information to assign a salary grade range to each position, including executive officers. Salary range midpoints are targeted at the 50th percentile of like business enterprises in the same geographic area, if possible.

    Salary recommendations for the year were based in part upon salary survey information published by the National Association of Independent Insurers, SNL Executive Compensation Review for Insurance Companies, and Sibson & Company. The Committee believes that information provided by these groups presents a broadly based cross-section of insurance company compensation practices. Individual salary adjustments for executive officers were based upon analysis of base salary levels, effectiveness of performance, changes in job responsibilities and a subjective assessment of their personal contributions to the effectiveness of the organization as a whole. All of the factors enumerated were applied in a subjective, non-quantitative manner to establish an executive officer's base salary. The peer group examined when establishing these compensation levels is different from the industry group utilized in the Stockholder Return Performance Graph shown on page 16.

    ANNUAL CASH INCENTIVE COMPENSATION. Bonuses were paid to Chief Executive Officer William L. Mellick and other executive officers for the 1998 fiscal year based upon subjective evaluation of Company performance relative to key issues impacting profitability, development of corporate surplus and enhancement of marketplace competitiveness. At the end of the year, a bonus pool was established for executive officers other than the Chief Executive Officer. Thereafter, the Company determined individual executive officer bonuses based upon that officer's performance and contributions measured subjectively.

    LONG-TERM EQUITY INCENTIVE COMPENSATION. Restricted Shares Awards are currently granted to executive officers through the Equity Based Compensation Committee, consistent with a policy designed to align the interests of executive officers with those of the shareholders. The grants provide the executives with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. The number of shares subject to each grant is based on the officer's salary level on the grant date, as reflected in Restricted Shares Plan guidelines. Prior awards are not considered when a new grant is awarded. A grant of stock generally vests at 20 percent per year, provided the officer continues his or her employment with the Company.

    In 1995 the Compensation Committee concluded that a stock option plan would improve the linkage between shareholder value and executive compensation. Upon this Committee's recommendation, the Board of Directors adopted the 1995 Stock Option Plan, which was approved by shareholders at the 1995 Annual Meeting. Executives and key employees are eligible to receive stock options from time to time, giving them the right to purchase shares of the Company's common stock at a specified price in the future. The Plan is currently administered by the Equity Based Compensation Committee, which has authority to select optionees and to determine the number of shares granted to them.

    CEO COMPENSATION. William L. Mellick's base salary was established by the Board of Directors upon recommendation of the Compensation Committee, and took into account the fact that he held not only the office of Chief Executive Officer, but also served as President and Chief Operating Officer. In 1998, his annualized base salary was increased from $500,000 to $600,000. In 1998, Mr. Mellick was awarded 50,000 stock options under the 1995 Stock Option Plan. Mr. Mellick was awarded a cash bonus of $250,000 for services rendered in 1998 based upon subjective evaluation by the Compensation Committee of Mr. Mellick's 1998 performance.

    The Compensation Committee's recommendations as outlined in this report have been submitted to, reviewed and approved by the Board of Directors.

    The Company has reviewed Section 162(m) of the Internal Revenue Code which generally limits the deduction of compensation paid to a company's chief executive officer and each of the other four highest compensated executive officers to $1,000,000 for each individual, with certain exceptions. The Company's deductions for compensation paid during 1998 were not limited by
Section 162(m), except for the accelerated vesting of the restricted stock grants for Mr. Mellick due to the Change of Control on July 27, 1998. None of the compensation deduction attributable to stock options granted by the Company is limited by this section, but compensation deductions attributable to restricted stock grants, generally equaling the fair market value of the underlying stock on the date of vesting, do not qualify as an exception. The deductibility of compensation attributable to restricted stock grants or other forms of compensation paid by the Company may be limited in the future. While the Compensation Committee considers Section 162(m) in evaluating compensation of executive officers, it is only one of several factors considered in arriving at a compensation package.

                                              Submitted by the Compensation
                                                        Committee.

                                                    Robert M. Sandler
                                                   William H. Braddock
                                                    William N. Dooley
                                                  John B. De Nault, III
                                                     R. Scott Foster

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    As indicated above, the Company's Compensation Committee consists of Robert
M. Sandler, William H. Braddock, William N. Dooley, John B. De Nault, III, and
R. Scott Foster. No Committee member is or was an employee of the Company.

    William L. Mellick, Director and Chief Executive Officer, also participated in deliberations concerning executive officers' compensation during 1998, other than his own. Mr. Mellick has been an officer of the Company since 1979, Chief Executive Officer since March 1, 1995 and a director since May 25, 1995.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index for the period of five years commencing December 31, 1993 and ending December 31, 1998. The graph and table assume that $100 was invested on December 31, 1993 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index, and that all dividends were reinvested. This data was furnished by Research Data Group, Inc.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                AMONG 20TH CENTURY INDUSTRIES, THE S&P 500 INDEX
                 AND THE S&P PROPERTY-CASUALTY INSURANCE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            20TH CENTURY (TW)    S&P 500     S&P P&C
1993                      $100        $100        $100
1994                       $39        $101        $105
1995                       $73        $139        $142
1996                       $62        $171        $173
1997                       $97        $229        $251
1998                       $88        $294        $234

                                RETIREMENT PLANS

PENSION PLAN

    The Company's Pension Plan is a noncontributory defined benefit plan for all regular employees under which normal retirement is at age 65 and early retirement can be elected by any participant who has reached age 55 and has at least 10 years of service. The plan, subject to certain maximum and minimum provisions, bases pension benefits on an employee's career average compensation and length of service. The annual pension benefit payable upon normal retirement is equal to the sum of the accruals for each year a participant was in the plan.

    At retirement, the participant has various life and contingent annuity payment elections. For purposes of this plan, compensation includes base annual salary plus overtime and bonuses. These pension benefits serve as an offset in calculating benefits for participants under the Supplemental Executive Retirement Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Employees nominated by the Chief Executive Officer and approved by the Board of Directors are eligible to participate in the Supplemental Executive Retirement Plan. The plan is a nonqualified defined benefit plan under which normal retirement is age 65 with at least 5 years of service, and early retirement can be elected by any participant who has reached age 55 with at least 10 years of service. The annual retirement benefit payable is equal to 60% of the participant's final average compensation during the three years preceding retirement, reduced by the participant's benefit under the Pension Plan and 50% of the participant's social security benefit. At retirement, the participant may elect a 15 year certain or 100% joint and survivor payment method.

PENSION SUPPLEMENTAL PLAN AND 401(k) SUPPLEMENTAL PLAN

    Effective January 1, 1996, the Company adopted the Pension Supplemental Plan and the 401(k) Supplemental Plan. Each is a non-qualified deferred compensation plan designed for certain executives and key employees of the Company whose benefits under the Company's qualified Pension and 401(k) Plans have been limited by certain provisions of the Internal Revenue Code (the "Code").

    The Pension Supplemental Plan provides a benefit equal to the difference between the pension that would be payable under the Pension Plan, absent the Code's limitations upon compensation considered in calculating pension benefits, and the actual benefits payable subject to those limitations. If a participant in this plan is also entitled to receive benefits under the Supplemental Executive Retirement Plan, the Pension Supplemental Plan benefits will be reduced accordingly.

    The 401(k) Supplemental Plan permits certain executives and key employees to defer an amount of current compensation which, in addition to amounts actually contributed to the 401(k) Plan, allows the participant to defer the full amount of contributions that could have been deferred under the 401(k) Plan without regard to limitations which the Code places on contributions and eligible compensation. To the extent that such limitations preclude a participant's account from receiving matching contributions under the 401(k) Plan, the participant will receive a like amount of matching contributions under the 401(k) Supplemental Plan.

    The table below sets forth the benefit payable from the Pension Plan, Supplemental Executive Retirement Plan, the Pension Supplemental Plan, and one half of the Social Security benefit (assuming the recipient is entitled to the age 65 Social Security benefit).

                     NUMBER OF YEARS OF SERVICE
FINAL AVERAGE   -------------------------------------
 COMPENSATION        5           10       15 OR MORE
--------------  -----------  -----------  -----------
 $    150,000   $    45,000  $    67,500   $  90,000
      200,000        60,000       90,000     120,000
      250,000        75,000      112,500     150,000
      300,000        90,000      135,000     180,000
      350,000       105,000      157,500     210,000
      400,000       120,000      180,000     240,000
      450,000       135,000      202,500     270,000
      500,000       150,000      225,000     300,000
      550,000       165,000      247,500     330,000
      600,000       180,000      270,000     360,000
      650,000       195,000      292,500     390,000

    Any deduction for Social Security or other offset has already been taken into account.

    As set forth above, compensation used in calculating the Pension, Supplemental Executive Retirement Plan and Pension Supplemental retirement benefit includes annual base salary, overtime and bonuses and will approximate and fall within 10% of the total of 1996 through 1998 salary and bonus amounts shown in the Summary Compensation Table for the listed individuals.

    The credited years for the Named Executives in the Summary Compensation Table are William L. Mellick -- 19 years; Robert B. Tschudy -- 3 years; Paul F. Farber-- 14 years; Richard A. Dinon -- 15 years; and Richard A. Andre -- 10 years.

                             RESTRICTED SHARES PLAN

    The shareholders at their meeting held on May 25, 1982 approved the 20th Century Industries Restricted Shares Plan. Pursuant to the Plan, the Board of Directors established a committee of its members currently entitled the Equity Based Compensation Committee (the "Committee") to designate the participants in the Plan, the amount of benefits thereunder, and to otherwise administer the Plan. Members of the Committee are not eligible for benefits under the Plan. Designation of an employee for benefits under the Restricted Shares Plan does not necessarily entitle the employee to benefits under any other Company benefit plan.

    In general, the shares granted are restricted for a period of five years, vesting at the rate of 20% per year except when the Company vested all outstanding shares to participants due to the Change of Control occurring on July 27, 1998. If the employment of the participant is terminated within the five year period, all shares not then vested are forfeited. Any shares forfeited may be regranted to an existing participant or any other employee eligible to be designated as a participant. During the restricted period, a participant has the right to receive dividends and the right to vote the shares.

    The Plan does not create any right of any employee or class of employees to receive a grant, nor does it create in any employee or class of employees any right with respect to continuation of employment by the Company.

                               STOCK OPTION PLAN

    In 1995, the Company's shareholders approved the Company's 1995 Stock Option Plan in order to enable the Company to attract, retain and motivate key employees and nonemployee directors and to further align their interests with those of the Company's shareholders by providing for or increasing their proprietary interest in the Company. The Stock Option Plan is administered by a committee comprised of disinterested members of the Board of Directors. The committee has the authority to select persons to be granted options and to determine exercise prices, vesting schedules and other provisions not inconsistent with the provisions of the Stock Option Plan. Due to the Change of Control, all previously outstanding grants of stock options to Company employees vested as of July 27, 1998.

    Each option gives a grantee the right to purchase shares of the Company's common stock at a specified price in the future. Shares vest at fixed numbers of shares per year over varying future periods. The Stock Option Plan provides that on the day of an annual meeting of shareholders of the Company each nonemployee director will be granted an option to purchase 4,000 shares of the Company's common stock. Nonemployee director options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

                            EXECUTIVE SEVERANCE PLAN

    The Company has enacted an Executive Severance Plan covering each of its executive officers. If an officer is terminated for reasons other than death, long-term disability, or good cause within a three-year period following a change of control of the Company, or if the officer resigns after significant adverse changes in his authority, duties, compensation, benefits or geographical location, then the officer is entitled to a lump sum severance payment of one to three times his or her current annual salary and most recent cash bonus. Junior officers could receive one year of severance payments; senior officers, two years; and the Chief Executive Officer, three years; with all severance payments limited to the amount deductible to the Company under the provisions of Internal Revenue Code Section 280G.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of reports furnished to the Company and written representations that no other reports were required during the 1998 fiscal year, all Section 16(a) filing requirements were complied with except as described below:

    Directors Braddock, Davis, De Nault, III, Dooley, Foster, Gillespie, Greenberg, Miscoll, Sandler, Shepard, Smith and Voss each failed to file a timely report after receipt of options to purchase 4,000 shares of the Company's stock. Based upon review of Forms 4 and 5 furnished by AIG and representations made to the Company, AIG had four late filings reflecting purchase transactions aggregating 2,195,900 shares of Company stock. Such untimely filings were inadvertent and the required reports have since been filed.

                              INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

    The Board of Directors has approved a resolution retaining Ernst & Young LLP as its independent auditors for 1999. Ernst & Young LLP has audited the Company's financial statements since 1991. The appointment was recommended by the Audit Committee. It is intended that unless otherwise directed by the shareholders, proxies will be voted for the ratification of this appointment.

    Representatives of Ernst & Young LLP are expected to be present at the annual meeting to make a statement, if they desire, and to be available to respond to appropriate questions.

         SHAREHOLDERS PROPOSALS AT 2000 ANNUAL MEETING OF SHAREHOLDERS

    If a shareholder desires to present a proposal at the Annual Meeting of Shareholders of the Company for the year 2000 (scheduled to be held on May 23, 2000), such proposal must conform with all of the requirements of Rule 14a-8, paragraphs (a), (b), and (c) under the Securities Exchange Act of 1934, and must be received at the principal executive offices of the Company at 6301 Owensmouth Avenue, Woodland Hills, California 91367 no later than December 18, 1999.

                             ADDITIONAL INFORMATION

    The Annual Report to Shareholders for the year ended December 31, 1998 has been mailed to the shareholders separately from this Proxy Statement.

    THE COMPANY WILL PROVIDE WITHOUT CHARGE ON WRITTEN REQUEST A COPY OF 20TH CENTURY INDUSTRIES' ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST SHOULD BE DIRECTED TO THE CORPORATE RELATIONS DEPARTMENT OF 20TH CENTURY INDUSTRIES, 6301 OWENSMOUTH AVENUE, WOODLAND HILLS, CALIFORNIA 91367.

                                 OTHER BUSINESS

    The Company is unaware of any matter to be acted upon at the meeting by shareholder vote except the election of directors and the ratification of the appointment of independent auditors. In the case of any matter properly coming before the meeting for shareholder vote, the proxyholders named in the proxy accompanying this statement shall vote shares held by them in accordance with their best judgment.

                           20TH CENTURY INDUSTRIES

                                    PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert M. Sandler, Howard I. Smith and William L. Mellick as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of 20th Century Industries held of record by the undersigned on April 7, 1999 at the Annual Meeting of Shareholders to be held at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California on May 25, 1999 at 10:00 A.M. or any adjournment thereof.

                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!


                       ANNUAL MEETING OF SHAREHOLDERS
                           20TH CENTURY INDUSTRIES


                                 MAY 25, 1999





          -arrow- PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -arrow-

/X/ PLEASE MARK YOUR
    VOTE AS IN THIS
    EXAMPLE.

                                 WITHHOLD
                                 AUTHORITY
                         to vote for all nominees    Nominees:        J. B. De Nault, III
                 FOR          listed at right                          W. N. Dooley
1. Election of                                                         R. S. Foster, M.D.
   Directors     / /              / /                                  R. M. Gillespie
                                                                       W. L. Mellick
FOR THE NOMINEES LISTED AT RIGHT WITH DISCRETIONARY AUTHORITY          J. P. Miscoll
TO CUMULATE VOTES EXCEPT AS MARKED TO THE CONTRARY BELOW.              R. M. Sandler
                                                                       G. M. Shepard
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL          H. I. Smith
NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                                                         FOR   AGAINST   ABSTAIN
2. Proposal to ratify the appointment of Ernst & Young   / /     / /       / /
   LLP as the independent auditors of the Company for 1999.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       PLEASE CHECK THIS BOX IF YOU    / /
                                         PLAN TO ATTEND THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)_______________________________________ DATED________________, 1999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE SO INDICATE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.